                                                                 EXHIBIT 10.1(b)

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK- Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.

/s/ James C. Bohls                 /s/ Dawn S. Bohls            1/2/95
- ------------------                 -----------------            ------
SHAREHOLDER                         SPOUSE                        DATE

                              FIRST MODIFICATION
                               TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.


/s/ Robert C. Siddons            /s/ Bonnie B. Siddons              1-2-95
- ---------------------            ---------------------             -------
SHAREHOLDER                         SPOUSE                            DATE

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992


Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          -----------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.

Signature Illegible          /s/ Patricia J. Simpson               1-3-95
- -------------------          ------------------------              -------
SHAREHOLDERS                    SPOUSE                                DATE

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.

/s/ John Brooks Ranier            [SIGNATURE ILLEGIBLE]              2/25/95
- -----------------------           ---------------------              -------
SHAREHOLDER                          SPOUSE                             DATE

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement With the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          -----------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated Without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.


/s/ Kelly Harber                      [SIGNATURE ILLEGIBLE]
- ---------------------                 ---------------------            _______
SHAREHOLDER                               SPOUSE                          DATE

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.


/s/ Michael B Perrine             [SIGNATURE ILLEGIBLE]            ______
- ---------------------             ---------------------
SHAREHOLDER                          SPOUSE                          DATE

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.


/s/ Mark Walton                  /s/ Debbie Walton                  3/22/95
- ---------------                  -----------------                  -------
SHAREHOLDER                        SPOUSE                              DATE

                              FIRST MODIFICATION
                             TO THAT CERTAIN STOCK
                      TRANSFER AND RESTRICTION AGREEMENT
                     ORIGINALLY  DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.



/s/ Ron Spradling                                                4-20-95
- -----------------                  ___________________           -------
SHAREHOLDER                          SPOUSE                         DATE

                              FIRST MODIFICATION
                                TO THAT CERTAIN
                   STOCK TRANSFER AND RESTRICTION AGREEMENT
                      ORIGINALLY DATED AS OF JAN. 1, 1992

Whereas the Shareholders and spouses of such Shareholders of Travis Boats & Motors, Inc. (the "Company") executed that certain Stock Transfer and Restriction Agreement (the "Agreement") to be effective on January 1, 1992,

Now come the Shareholders pursuant to Section 13 (b) of the Agreement with the desire to modify the Agreement as set forth herein:

Section 9 of the Agreement which was originally omitted shall be deleted in its entirety and replaced with the following:

     9.   GIFT TRANSFERS OF STOCK. Shareholders may transfer such portions of
          ------------------------
Stock as necessary to provide for gift transfers under such IRS guidelines as may be in existence at the time of such gift. However, any such Stock transferred pursuant to this provision shall be subject to the following further rules and restrictions:

(a) All voting rights with regard to such Stock transferred shall remain with the Original Shareholder as if such transfer had not occurred.

(b) In the event the Original Shareholder shall be incapacitated without the ability to vote, such voting rights shall succeed fully to the Board of Directors.

(c) In the event of the death of the Original Shareholder and/or the death of the new Shareholder receiving such gift, the gifted Stock shall be subject to the terms and Conditions of the Stock Transfer Restriction and Voting Agreement.

(d) All Stock transferred shall have the following typed on the back of such certificates:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AS TO SALE, TRANSFER, EXCHANGE OR OTHER CONVEYANCE BY THAT CERTAIN STOCK TRANSFER RESTRICTION AND VOTING AGREEMENT DATED AS OF JANUARY 1, 1992 AND ANY AND ALL MODIFICATIONS THEREOF.



/s/ E.D. Bohls                       /s/ Mary E. Bohls             1-3-95
- --------------                       -----------------             ------
SHAREHOLDER                            SPOUSE                        DATE